EXHIBIT 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification

Available; No PIF's; (less FHA/VA); '; AF15 SEP; '; 15yr; '; '; Conforming; Low
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                     260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $47,550,990.95
Data as of Date: 2004-08-01
GROSS WAC: 5.1656%
NET WAC: 4.914%
% IO's: 0.00%
% SF/PUD: 80.15%
% FULL/ALT/DULP: 7.07%
% CASHOUT: 49.10%
% PURCHASE: 17.34%
% INVESTOR: 0.00%
% BUYDOWN: 0.41%
% LTV > 80 NO MI: 0.00%
WA LTV: 57.55%
% FICO > 679: 79.33%
% NO FICO: 0.00%
WA FICO: 718
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 2.15%
CALIFORNIA %: 26.84%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 2.15%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                      260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               7        $295,623.00      0.61%
$50,000.01 - $100,000.00                        45       3,608,037.00      7.48
$100,000.01 - $150,000.00                       50       6,434,241.00     13.34
$150,000.01 - $200,000.00                       55       9,666,055.00     20.04
$200,000.01 - $250,000.00                       46      10,702,319.00     22.19
$250,000.01 - $300,000.00                       26       7,176,712.00     14.88
$300,000.01 - $350,000.00                       27       8,792,925.00     18.23
$350,000.01 - $400,000.00                        3       1,129,900.00      2.34
$400,000.01 - $450,000.00                        1         425,000.00      0.88
--------------------------------------------------------------------------------
Total:                                         260     $48,230,812.00    100.00%
--------------------------------------------------------------------------------
Minimum: $30,000.00
Maximum: $425,000.00
Average: $185,503.12
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               9        $390,543.00      0.82%
$50,000.01 - $100,000.00                        44       3,540,089.00      7.44
$100,000.01 - $150,000.00                       52       6,695,873.00     14.08
$150,000.01 - $200,000.00                       52       9,096,176.00     19.13
$200,000.01 - $250,000.00                       46      10,560,690.00     22.20
$250,000.01 - $300,000.00                       27       7,370,988.00     15.50
$300,000.01 - $350,000.00                       26       8,367,374.00     17.59
$350,000.01 - $400,000.00                        3       1,118,537.00      2.35
$400,000.01 - $450,000.00                        1         420,160.00      0.88
--------------------------------------------------------------------------------
Total:                                         260     $47,560,430.00    100.00%
--------------------------------------------------------------------------------
Minimum: $29,423.62
Maximum: $420,160.27
Average: $182,924.73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT                UPB         %
--------------------------------------------------------------------------------
4.001% - 4.250%                                  1        $193,354.00      0.41%
4.251% - 4.500%                                  6       1,202,200.00      2.53
4.501% - 4.750%                                 20       4,136,069.00      8.70
4.751% - 5.000%                                 60      12,317,861.00     25.90
5.001% - 5.250%                                 62      10,562,556.00     22.21
5.251% - 5.500%                                109      18,760,753.00     39.45
5.501% - 5.750%                                  2         378,197.00      0.80
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 5.585%
Weighted Average: 5.166%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT                UPB         %
--------------------------------------------------------------------------------
3.751% - 4.000%                                  1        $193,354.00      0.41%
4.001% - 4.250%                                  6       1,202,200.00      2.53
4.251% - 4.500%                                 19       3,938,378.00      8.28
4.501% - 4.750%                                 61      12,515,553.00     26.32
4.751% - 5.000%                                 63      10,707,776.00     22.52
5.001% - 5.250%                                108      18,615,533.00     39.15
5.251% - 5.500%                                  2         378,197.00      0.80
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 5.335%
Weighted Average: 4.914%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 11:50                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

Available; No PIF's; (less FHA/VA); '; AF15 SEP; '; 15yr; '; '; Conforming; Low
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 154
Maximum: 180
Weighted Average: 177
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                             1        $250,000.00      0.53%
1 - 1                                            8       1,302,917.00      2.74
2 - 2                                           63      10,363,228.00     21.79
3 - 3                                          113      21,607,314.00     45.44
4 - 4                                           40       8,318,240.00     17.49
5 - 5                                           19       2,951,606.00      6.21
6 - 6                                            6       1,241,410.00      2.61
7 - 12                                          10       1,516,275.00      3.19
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 12
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT                UPB         %
--------------------------------------------------------------------------------
530 - 539                                        1        $148,354.00      0.31%
590 - 599                                        2         310,057.00      0.65
600 - 609                                        3         535,232.00      1.13
610 - 619                                        5       1,187,931.00      2.50
630 - 639                                        2         476,501.00      1.00
640 - 649                                        6       1,028,091.00      2.16
650 - 659                                        4         740,067.00      1.56
660 - 669                                       13       2,118,949.00      4.46
670 - 679                                       17       3,283,532.00      6.91
680 - 689                                       21       3,760,235.00      7.91
690 - 699                                       21       3,622,757.00      7.62
700 - 709                                       22       4,103,105.00      8.63
710 - 719                                       18       3,455,163.00      7.27
720 - 729                                       17       3,300,686.00      6.94
730 - 739                                       20       3,831,340.00      8.06
740 - 749                                       14       2,419,234.00      5.09
750 - 759                                       11       1,831,966.00      3.85
760 - 769                                       16       3,015,904.00      6.34
770 - 779                                       11       2,229,153.00      4.69
780 - 789                                       17       3,362,103.00      7.07
790 - 799                                       10       1,591,048.00      3.35
800 - 809                                        6         912,830.00      1.92
810 - 819                                        2          84,598.00      0.18
820 - 829                                        1         202,156.00      0.43
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 536
Maximum: 820
Weighted Average: 718
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT                UPB         %
--------------------------------------------------------------------------------
10.001% - 15.000%                                3        $226,709.00      0.48%
15.001% - 20.000%                                3         368,526.00      0.78
20.001% - 25.000%                                7       1,094,167.00      2.30
25.001% - 30.000%                                9       1,130,069.00      2.38
30.001% - 35.000%                                9       1,499,356.00      3.15
35.001% - 40.000%                               20       3,296,955.00      6.93
40.001% - 45.000%                               19       3,508,628.00      7.38
45.001% - 50.000%                               26       5,057,288.00     10.64
50.001% - 55.000%                               21       3,803,578.00      8.00
55.001% - 60.000%                               24       5,370,065.00     11.29
60.001% - 65.000%                               24       5,518,398.00     11.61
65.001% - 70.000%                               25       5,368,209.00     11.29
70.001% - 75.000%                               27       4,330,393.00      9.11
75.001% - 80.000%                               32       5,521,824.00     11.61
80.001% - 85.000%                                4         585,164.00      1.23
85.001% - 90.000%                                4         507,993.00      1.07
90.001% - 95.000%                                2         310,384.00      0.65
95.001% - 100.000%                               1          53,286.00      0.11
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 10.64%
Maximum: 100.00%
Weighted Average: 57.55%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT                UPB         %
10.001% - 15.000%                                3        $226,709.00      0.48%
15.001% - 20.000%                                3         368,526.00      0.78
20.001% - 25.000%                                7       1,094,167.00      2.30
25.001% - 30.000%                                9       1,130,069.00      2.38
30.001% - 35.000%                                9       1,499,356.00      3.15
35.001% - 40.000%                               19       3,021,303.00      6.35
40.001% - 45.000%                               18       3,198,860.00      6.73
45.001% - 50.000%                               22       4,210,596.00      8.85
50.001% - 55.000%                               20       3,714,443.00      7.81
55.001% - 60.000%                               25       5,679,833.00     11.94
60.001% - 65.000%                               25       5,689,831.00     11.97
65.001% - 70.000%                               28       6,030,230.00     12.68
70.001% - 75.000%                               28       4,648,091.00      9.77
75.001% - 80.000%                               31       5,367,768.00     11.29
80.001% - 85.000%                                5         645,491.00      1.36
85.001% - 90.000%                                5         662,049.00      1.39
90.001% - 95.000%                                2         310,384.00      0.65
95.001% - 100.000%                               1          53,286.00      0.11
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 10.64%
Maximum: 100.00%
Weighted Average: 58.24%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 11:50                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

Available; No PIF's; (less FHA/VA); '; AF15 SEP; '; 15yr; '; '; Conforming; Low
================================================================================


--------------------------------------------------------------------------------
DTI                                          COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                      109     $17,847,784.00     37.53%
0.001% - 1.000%                                  4         670,472.00      1.41
1.001% - 6.000%                                  1         264,802.00      0.56
6.001% - 11.000%                                 3         445,600.00      0.94
11.001% - 16.000%                                2         346,410.00      0.73
16.001% - 21.000%                               12       1,699,814.00      3.57
21.001% - 26.000%                               11       1,904,403.00      4.00
26.001% - 31.000%                               20       4,175,688.00      8.78
31.001% - 36.000%                               32       6,301,665.00     13.25
36.001% - 41.000%                               29       6,502,957.00     13.68
41.001% - 46.000%                               18       3,353,448.00      7.05
46.001% - 51.000%                                5       1,274,994.00      2.68
51.001% - 56.000%                                4         859,551.00      1.81
56.001% - 61.000%                                4         744,458.00      1.57
61.001% - 66.000%                                2         368,899.00      0.78
86.001% - 91.000%                                1         128,799.00      0.27
96.001% - 101.000%                               3         661,245.00      1.39
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 100.000%
Weighted Average: 36.002%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT                UPB         %
--------------------------------------------------------------------------------
California                                      59     $12,762,871.00     26.84%
New York                                        48      10,051,724.00     21.14
Florida                                         22       3,400,304.00      7.15
Virginia                                        15       2,759,327.00      5.80
Illinois                                        15       2,449,021.00      5.15
Maryland                                         9       1,721,371.00      3.62
Texas                                           14       1,590,485.00      3.34
New Jersey                                       8       1,522,063.00      3.20
Massachusetts                                    8       1,496,206.00      3.15
North Carolina                                   6       1,315,225.00      2.77
Nevada                                           5       1,032,037.00      2.17
Minnesota                                        3         723,592.00      1.52
Georgia                                          4         599,721.00      1.26
Louisiana                                        4         545,955.00      1.15
Michigan                                         2         525,032.00      1.10
Hawaii                                           2         458,947.00      0.97
Oregon                                           3         425,921.00      0.90
Missouri                                         3         417,400.00      0.88
Delaware                                         3         392,465.00      0.83
Colorado                                         3         334,033.00      0.70
South Carolina                                   3         326,237.00      0.69
Tennessee                                        3         325,358.00      0.68
Iowa                                             2         289,976.00      0.61
Washington                                       2         275,927.00      0.58
Maine                                            2         241,744.00      0.51
Pennsylvania                                     2         228,277.00      0.48
Montana                                          1         222,438.00      0.47
Vermont                                          1         213,380.00      0.45
Ohio                                             1         171,433.00      0.36
Alabama                                          2         161,688.00      0.34
Arkansas                                         1         151,293.00      0.32
Wisconsin                                        1         139,975.00      0.29
Arizona                                          1         121,818.00      0.26
Oklahoma                                         1         117,700.00      0.25
Connecticut                                      1          40,044.00      0.08
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT                UPB         %
--------------------------------------------------------------------------------
States Not CA                                  201     $34,788,120.00     73.16%
South CA                                        35       6,959,860.00     14.64
North CA                                        24       5,803,011.00     12.20
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT                UPB         %
--------------------------------------------------------------------------------
24060                                            3        $646,135.00      1.36%
94122                                            2         534,445.00      1.12
11368                                            2         516,953.00      1.09
11777                                            2         470,935.00      0.99
10801                                            1         420,160.00      0.88
Other                                          250      44,962,363.00     94.56
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Cash Out Refi                                  122     $23,347,904.00     49.10%
Rate & Term Refi                                89      15,809,930.00     33.25
Purchase                                        48       8,244,265.00     17.34
Construction to Perm                             1         148,891.00      0.31
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                            COUNT                UPB         %
--------------------------------------------------------------------------------
No                                             138     $24,203,087.00     50.90%
Yes                                            122      23,347,904.00     49.10
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                            260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Stated Income Full Asset                       105     $20,706,992.00     43.55%
No Income No Asset                              57       9,401,039.00     19.77
No Ratio                                        24       4,964,014.00     10.44
No Income Verified                              25       4,016,641.00      8.45
Stated Doc                                      12       2,674,214.00      5.62
Full                                            17       2,074,479.00      4.36
No Doc                                           7       1,105,909.00      2.33
Full Doc DU/LP                                   4         714,245.00      1.50
Alternate                                        3         575,419.00      1.21
Streamline                                       2         483,105.00      1.02
Limited Income Full Asset                        2         308,459.00      0.65
Express                                          1         301,702.00      0.63
Income Only                                      1         224,772.00      0.47
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 11:50                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

Available; No PIF's; (less FHA/VA); '; AF15 SEP; '; 15yr; '; '; Conforming; Low
================================================================================

--------------------------------------------------------------------------------
Property Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Single Family                                  185     $33,798,893.00     71.08%
Pud                                             24       4,114,105.00      8.65
Two Family                                      18       4,040,658.00      8.50
Three Family                                     7       1,815,590.00      3.82
Condomimium                                      8       1,156,137.00      2.43
Low Rise Condo (2-4 floors)                      9       1,069,544.00      2.25
Coop                                             5         474,802.00      1.00
Multifamily > 4 units                            1         344,943.00      0.73
Four Family                                      1         335,335.00      0.71
Townhouse                                        1         203,991.00      0.43
Single Family Attached                           1         196,992.00      0.41
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT                UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                 240     $43,683,975.00     91.87%
Second Home                                     20       3,867,016.00      8.13
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT                UPB         %
--------------------------------------------------------------------------------
0.000                                          253     $46,527,257.00     97.85%
12.000                                           1          55,917.00      0.12
24.000                                           4         556,459.00      1.17
60.000                                           2         411,358.00      0.87
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
wa Term: 0.814
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT                UPB         %
Not a Balloon Loan                             259     $47,206,048.00     99.27%
                                                 1         344,943.00      0.73
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT                UPB         %
--------------------------------------------------------------------------------
1                                              260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT                UPB         %
--------------------------------------------------------------------------------
Assumed MI                                       2        $164,054.00      0.35%
GEMICO                                           2         220,396.00      0.46
PMI Mortgage Insurance                           4         565,230.00      1.19
Radian Guaranty                                  1         154,636.00      0.33
United Guaranty                                  2         352,512.00      0.74
LTV <=80                                       249      46,094,165.00     96.94
--------------------------------------------------------------------------------
Total:                                         260     $47,550,991.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 11:50                  Page 4  of  4